UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): September 30, 2004

ARGON ST, INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-08193	38-1873250

(Commission File No.)	(I.R.S. Employer
Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia 22033

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703)322-0881

Sensytech, Inc.

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            [   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            [   ] Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARGON ST, INC. AND SUBSIDIARIES

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) (1) On September 30, 2004, the Audit Committee of the Board of Directors of ARGON ST, Inc., formerly Sensytech (the “Registrant”) dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) and appointed Grant Thornton LLP (“Grant Thornton”) as the Registrant’s Independendent Registered Public Accounting Firm.

The report of PricewaterhouseCoopers on the Registrant’s consolidated financial statements for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended September 30, 2003 and 2002 and through September 30, 2004, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference thereto in their reports on the financial statements for such years. During the fiscal years ended September 30, 2003 and 2002 and through September 30, 2004, there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

(a) (2) On May 18, 2004, Argon Engineering Associates, Inc. (“Argon”) replaced Watkins, Meegan, Drury & Company, L.L.C. (“WMD&C”), its outside Public Accounting Firm, with Grant Thornton, an Independent Registered Public Accounting Firm, which reported on Argon’s financial statements for the fiscal years ended September 30, 2003 and 2002.

The report of WMD&C, the outside Public Accounting Firm on Argon’s financial statements for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to the audit scope or accounting principles. During the fiscal years ended September 30, 2003 and 2002 and the subsequent periods preceding the decision to change its public accounting firm, there were no disagreements with WMD&C on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, or other reportable event (of the type described in Item 304 (a) (1) (v) of Regulation S-K), which disagreements(s), if not resolved to the satisfaction of WMD&C, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

(b) (1) The Registrant provided a copy of the above disclosures to PricewaterhouseCoopers and requested that they provide a letter, addressed to the Securities and Exchange Commission, stating whether or not they agree with the above statements. That letter is filed herewith as Exhibit 16.1.

During the fiscal years ended September 30, 2003 and 2002 and through September 30, 2004, neither the Registrant nor anyone on its behalf consulted Grant Thornton regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report nor oral advice was provided to the Registrant by Grant Thornton.

(b) (2) During the fiscal years ended September 30, 2001, and the subsequent periods prior to engagement of Grant Thornton, neither Argon nor anyone on its behalf consulted Grant Thornton regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Argon’s financial statements, and neither a written report nor oral advice was provided to Argon by Grant Thornton.

The Registrant provided a copy of the disclosures contained herein to WMD&Co. and requested that they provide a letter, addressed to the Securities and Exchange Commission, stating whether they agreed with the statements made herein, and if not, stating the respects in which they do not agree. That letter is filed herewith as Exhibit 16.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits

Exhibit Number	Description
16.1	Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

16.2	Letter of Watkins, Meegan, Dury & Company, L.L.C. regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

ARGON ST, Inc.

October 5, 2004	By:	/s/ Donald F. Fultz

Donald F. Fultz Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

16.2	Letter of Watkins, Meegan, Drury & Company, L.L.C. regarding change in certifying accountant.